                                                                  EXHIBIT 10.85

                         SECURITIES PURCHASE AGREEMENT

         THE PREFERRED STOCK AND WARRANTS BEING SUBSCRIBED FOR HEREIN AND THE COMMON STOCK ISSUABLE UPON CONVERSION AND EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. SUCH SECURITIES ARE BEING OFFERED PURSUANT TO THE SAFE HARBOR EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AFFORDED BY REGULATION S ("REGULATION S") PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         THIS SECURITIES PURCHASE AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. AN INVESTMENT IN SUCH SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT REVIEWED, PASSED UPON, CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT OR ANY INFORMATION PROVIDED BY THE COMPANY TO POTENTIAL INVESTORS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of November 7, 1996, by and among AMERICAN BIOMED, INC., a Delaware corporation, with headquarters located at 10077 Grogran's Mill Road, Suite 100, The Woodlands, Texas 77380 (the "COMPANY"), and each of the purchasers (individually, a "PURCHASER" and collectively, the "PURCHASERS") set forth on the execution pages hereof (the "EXECUTION PAGES").



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         WHEREAS:

         A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the safe harbor exemption from securities registration afforded by the provisions of Regulation S ("REGULATION S"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT");

         B. Each of the Purchasers desires to purchase, upon the terms and conditions stated in this Agreement, the number of units (the "UNITS") set forth immediately below such Purchaser's name on the Execution Pages, each Unit consisting of (i) one (1) share of the Company's 1996 Series B Convertible Preferred Stock, par value $.001 per share (the "SERIES B PREFERRED STOCK") and
(ii) one (1) warrant (the "WARRANT"), in the form attached hereto as Exhibit"B", to purchase that number of shares of Common Stock (as defined below) equal to the quotient obtained by dividing (x) the Purchase Price (as defined below) by
(y) the average of the Closing Price (as defined in the Certificate of Designation (as defined below)) for the ten (10) consecutive trading days immediately preceding the date of closing hereunder. The rights, preferences and privileges of the Series B Preferred Stock, including the terms upon which such Series B Preferred Stock is convertible into shares of the Company=s common stock, par value $.001 per share (the "COMMON STOCK"), are set forth in the form of Certificate of Designations, Preferences and Rights attached hereto as EXHIBIT "A" (the "CERTIFICATE OF DESIGNATION"). The shares of Series B Preferred Stock to be issued and sold hereunder are hereinafter referred to as the "PREFERRED SHARES."

         C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT "C" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

         NOW THEREFORE, the Company and the Purchasers hereby agree as follows:

1.       PURCHASE AND SALE OF UNITS.

         a. Purchase of Units. Subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the Company shall issue and sell to each Purchaser and each Purchaser shall purchase from the Company the number of Units set forth immediately below each such Purchaser's name on the Execution Pages, at a price equal to One Thousand Dollars ($1,000) per Unit (the "PURCHASE PRICE").

         b. Form of Payment. At or prior to the Closing (as hereinafter defined), (i) each Purchaser shall pay the Purchase Price by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing the Preferred Shares and the Warrants comprising such Units, and (ii) the Company shall deliver such certificates against delivery of such Purchase Price. The Purchase
Price payable by each Purchaser is set forth immediately below such Purchaser's name on the Execution Pages.

         c. Closing/Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, closing ("CLOSING") shall be conducted on November ___, 1996 or such other date as the parties shall agree. Such Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, 1401 Walnut Street, Philadelphia, Pennsylvania 19102. For the purposes of this Agreement and compliance with Regulation S, the date on which the Closing takes place, and all Units offered hereby have been purchased, shall be deemed to be the "CLOSING DATE."

2.       PURCHASERS' REPRESENTATIONS AND WARRANTIES

         Each Purchaser represents and warrants to the Company solely with respect to such Purchaser that:

         a. Investment Purpose. The Purchaser is purchasing the Units (including the Preferred Shares, the shares of Common Stock issuable upon conversion of the Preferred Shares (the "CONVERSION SHARES"), the Warrants and, if applicable, the shares of Common Stock issuable upon exercise of the Warrants (the "WARRANT SHARES") (collectively with the Units, the "SECURITIES")) for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws ("STATE ACTS") or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Purchaser represents and warrants to the Company, as of the date of this Agreement, that Purchaser has no present plan or intention to sell the Securities in the United States or to a "U.S. PERSON" (as defined in Regulation S) at any predetermined time, and has made no predetermined arrangements to sell the Securities. Purchaser covenants that neither Purchaser nor its affiliates nor any person acting on its or their behalf has entered, has the intention of entering, or will enter into any put option, short position or other similar instrument or position (through the use of options, swaps or other derivative securities) with respect to the Securities (collectively, "SELL SHORT" or "SOLD SHORT" as the context requires) at any time after receipt of the term sheet concerning the transaction contemplated thereby (the "TERM SHEET") until the expiration of the period commencing on the Closing Date and ending sixty (60) days thereafter (the "LIMITATION PERIOD") or for the intended purpose of lowering the price at which the Preferred Shares are convertible into Conversion Shares and neither Purchaser nor any of its affiliates nor any person acting on its or their behalf will at any time use Conversion Shares or Preferred Shares to settle/cover any put option, short position or other similar instrument or position entered into prior to the end of the Limitation Period. In addition, upon the conclusion of the Limitation Period, the Purchaser may Sell Short only as follows:



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                  (i) On any Trading Day that the average of the Closing Prices
(as defined in the Certificate of Designation) for the Common Stock for the five (5) consecutive Trading Days immediately preceding such Trading Day is greater than 100% of the Maximum Conversion Price (as defined in the Certificate of Designation) then in effect but does not exceed 150% of the Maximum Conversion Price then in effect, the Purchaser may only Sell Short Conversion Shares to the extent that the number of Conversion Shares to be Sold Short together with the aggregate number of Conversion Shares actually sold (other than Conversion Shares sold to cover shares of Common Stock Sold Short in accordance with the provisions set forth in this Section 2(a)) or Sold Short by such Purchaser during the thirty (30) day period ending on the Trading Day immediately preceding the Trading Day of such proposed short sale does not exceed 0.50 multiplied by the number of Conversion Shares which would have been issuable (based on the Conversion Price which would have been in effect on the Closing Date) upon conversion in full of the Preferred Shares issued to or acquired by the Purchaser at Closing or thereafter; or

                  (ii) On any Trading Day that the average of the Closing Prices for the Common Stock for the five (5) consecutive Trading Days immediately preceding such Trading Day is less than the Maximum Conversion Price then in effect, the Purchaser may only Sell Short Conversion Shares to the extent that the number of Conversion Shares to be Sold Short together with the aggregate number of Conversion Shares actually sold (other than Conversion Shares sold to cover shares of Common Stock Sold Short in accordance with the provisions set forth in this Section 2(a)) or Sold Short by such Purchaser during the thirty (30) day period ending on the Trading Day immediately preceding the Trading Day of such proposed short sale does not exceed 0.25 multiplied by the number of Conversion Shares which would have been issuable (based on the Conversion Price which would have been in effect on the Closing
Date) upon conversion in full of the Preferred Shares issued to or acquired by the Purchaser at Closing or thereafter.

Further, as a condition to any transfer of any or all of the Preferred Shares, any transferee shall agree to be bound by the restrictions contained in this
Section 2(a), which agreement shall be for the benefit of the Company and all holders of Preferred Shares. Notwithstanding the foregoing, on any Trading Day after the expiration of the Limitation Period that the average of the Closing Prices for the Common Stock for the five (5) consecutive Trading Days ending on the immediately preceding Trading Day is equal to or greater than 150% of the Maximum Conversion Price, the restrictions contained in paragraphs (i) and (ii) above shall not be applicable and the Purchaser and any subsequent transferee may Sell Short without restriction.

         b. Accredited Investor Status. The Purchaser is an "ACCREDITED INVESTOR" as that term is defined in Rule 501(a) of Regulation D ("REGULATION D") as promulgated by the SEC under the Securities Act.

         c. Reliance on Exemptions. The Purchaser understands that the Units, the Preferred Shares and the Warrants are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations,



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


warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Units, the Preferred Shares and the Warrants.

         d. Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser or its advisors. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. The Purchaser understands that its investment in the Securities involves a high degree of risk.

         e. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         f. Offshore Transaction. The Purchaser represents and warrants to the Company that (i) the Purchaser is not a "U.S. PERSON" as that term is defined in Rule 902(o) of Regulation S and, in that regard, further represents that (a) it is organized under the laws of a jurisdiction other than the United States and (b) if organized by a U.S. Person principally for the purpose of investing in securities not registered under the Act, it was organized and is owned by Accredited Investors who are not natural persons, estates or trusts; (ii) the Units, Preferred Shares and Warrants were not offered to the Purchaser in the United States and at the time of execution of this Subscription Agreement and the time of any offer to the Purchaser to purchase Units, Preferred Shares or Warrants hereunder, the Purchaser was physically outside the United States;
(iii) the Purchaser is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the sale and resale of the Securities have not been prearranged with any U.S. person or buyer in the United States; (iv) the Purchaser agrees that all offers and sales of the Securities prior to the expiration of the period commencing on the Closing Date and ending forty (40) days thereafter (the "RESTRICTED PERIOD") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S. Purchaser is not a distributor or dealer with respect to the Securities.

         g. Signatory's Representation. The Purchaser represents and warrants that the signatory to this Agreement is not a U.S. Person, and is not located in the United States at the time of signing this Agreement.

         h. No Scheme to Evade Registration. Purchaser's acquisition of the Securities is not a transaction (or any element of a series of transactions) that is part of a plan or scheme to evade the registration provisions of the Securities Act.



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         i. Authorization; Enforcement.  This Agreement and the Registration
Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Purchaser and are valid and binding agreements of the Purchaser enforceable in accordance with their terms.

         j. Residency. The Purchaser is a resident of the country set forth immediately below its name on the Execution Pages.

         k. Acknowledgments Regarding Placement Agent. Each of the Purchasers acknowledges that Zanett Capital, Inc. is acting as placement agent (the "PLACEMENT AGENT") for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. Each of the Purchasers further acknowledges that the Placement Agent has acted solely as placement agent in connection with the offering of the Securities by the Company, that the information and data provided to each such Purchaser and referred to in subsection (d) above have not been subjected to independent verification by the Placement Agent and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material.

         l. Rank of Series B Preferred Stock. Each of the Purchasers acknowledges and understands that the Series B Preferred Stock shall rank pari passu with the Series A Preferred Stock and the New Securities (as such terms are defined in the Certificate of Designation) with respect to distributions available upon a liquidation or other winding up of the Company except that, in the event of a Conversion Default (as such term is defined in the Certificate of Designation of the Series A Preferred Stock (the "SERIES A CERTIFICATE OF DESIGNATION")) with respect to the Series A Preferred Stock, the holders of Series A Preferred Stock have been granted a first lien and security interest in and to certain of the Company's intellectual property (the "COLLATERAL") described in that certain Security Agreement dated as of the date hereof by and between the Company and [Zanett Lombardier, Ltd.], as Collateral Agent, as security for the Company's payment of Conversion Default redemption obligations.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser that:

         a. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the operations, properties, financial condition or prospects of the Company or on the transactions contemplated hereby.


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

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Warrants, to issue and sell the Units, Preferred Shares and Warrants in accordance with the terms hereof and to issue the Conversion Shares and Warrant Shares upon conversion of the Preferred Shares and exercise of the Warrants, respectively, in accordance with the terms thereof; (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Units, Preferred Shares and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion and exercise thereof) have been duly authorized by the Company's Board of Directors and, except as set forth on SCHEDULE 3(B) hereof, no further consent or authorization of the Company, its Board or Directors, or its stockholders is required; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants, such agreement will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

         c. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth on SCHEDULE 3(C). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in SCHEDULE 3(C), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to the Purchaser true and correct copies of the Company's Restated Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws as in effect on the date hereof (the "BY-LAWS"), the Certificate of Designation and all other instruments and agreements governing securities convertible into or exercisable for Common Stock of the Company. The Company shall provide the Purchaser with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the Closing Date.



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
         d. Issuance of Shares. The Preferred Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, the Preferred Shares will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Conversion Shares and Warrant Shares are duly authorized and, upon conversion of the Preferred Shares and exercise of the Warrants in accordance with the terms thereof, the Conversion Shares and Warrant Shares will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

         e. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which with notice or lapse of time or both would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as a Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants or to perform its obligations under the Certificate of Designation, in each case in accordance with the terms hereof or thereof.



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


         f. SEC Documents, Financial Statements. Since December 31, 1995, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered to the Purchaser true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company has not provided to any Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed.

         g. Absence of Certain Changes. Since December 31, 1995 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 3(g) or in the SEC Documents.

         h. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries.

         i. Disclosure. All information relating to or concerning the Company set forth in this Agreement and provided to the Purchaser pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

         j. Acknowledgment Regarding the Purchaser's Purchase of the Units. The Company acknowledges and agrees that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchaser's purchase of the Units. The Company further represents to Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

         k. Current Public Information. The Company represents and warrants to the Purchaser that the Company is a "DOMESTIC ISSUER" and a "REPORTING ISSUER" as defined in Rule 902 of Regulation S. The Common Stock is registered under
Section 12(b) or 12(g) of the 1934 Act, and the Company has filed all the materials required to be filed as reports pursuant to the 1934 Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such materials), and all such filings have been made on a timely basis. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

         l. No Securities Offered in United States or to any U.S. Person.
Based upon, among other things, the representations and warranties of the Purchasers in this Agreement, the Company represents that it has not offered the Securities being offered hereby to any Purchaser in the United States or to any person in the United States or any U.S. Person.

         m. No Directed Selling Efforts in Regard to this Transaction. Neither the Company nor any distributor participating in the transaction contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "DIRECTED SELLING EFFORTS" in the United States, as such term is defined in Rule 902 of Regulation S, or any "GENERAL SOLICITATION," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

         n. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offerers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act.

         o. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agent, whose commissions and fees will be paid for by the Company.

4.       COVENANTS.

         a. Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and 7 of this Agreement.

         b. Reporting Status. So long as the Purchasers beneficially own any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         c. Use of Proceeds. The Company shall use the proceeds from the sale of the Units (i) to redeem, on the Closing Date, the outstanding notes payable to (A) Zanett Lombardier, Ltd., in the principal amount of $400,000, (B) Hariot Holdings, Inc. in the principal amount of $217,788 and (C) Bruno Guazzoni in the principal amount of $217,788 (collectively, the "NOTES"); (ii) for the Company's internal working capital purposes, at a rate not to exceed One Hundred Thousand Dollars ($100,000.00) per month and (iii) to provide a minimum of Six Hundred Fifty Thousand Dollars ($650,000.00) of funding for current FDA trials and clinicals with respect to certain of the Company's products.

         d. Financial Information. The Company agrees to send the following reports to each Purchaser until such Purchaser transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.

         e. Reservation of Shares. At all times following the amendment of the Company's Certificate of Incorporation as provided in Section 4(h) hereof, the Company shall have authorized and reserved for the purpose of issuance two (2) times the number of shares of Common Stock required to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based on the conversion price of the Preferred Shares and the exercise price of the Warrants in effect from time to time). In that regard, on the Closing Date, the Company shall have at least 5,000,000 shares of Common Stock (the "RESERVED SHARES") reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants

(subject to adjustment in order to comply with the immediately preceding sentence) and, following the amendment of the Certificate of Incorporation as provided in Section 4(h) hereof, shall have increased the number of Reserved Shares by such number of shares of Common Stock as required to comply with the first sentence of this subsection; provided that the Company shall not reduce the number of shares reserved for issuance upon conversion of the Preferred Shares and the full exercise of the Warrants without the consent of each of the Purchasers, which consent will not be unreasonably withheld.

         f. Listing. The Company shall take all actions necessary to continue the listing and trading of its Common Stock on the National Association of Securities Dealers, Inc. ("NASD") OTC Bulletin Board (the "OTC BULLETIN BOARD"), shall comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD until such time as such Common Stock is listed on the NASDAQ Small Cap Market or another national interdealer quotation system or stock exchange and thereafter shall comply in all respects with the Company's reporting, filing and other obligations of such interdealer quotation system or stock exchange.

         g. Corporate Existence. So long as the Purchaser beneficially owns any Preferred Shares or Warrants, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to affect the conversion of all Preferred Shares and exercise in full of all Warrants outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose common stock is listed for trading on the American Stock Exchange, the New York Stock Exchange or the NASDAQ National Market System.

         h. Amendment to Certificate of Incorporation. The Company shall use its best efforts to amend, as soon as practicable after the date hereof (and in any event no later than November 30, 1996), the Company's Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue to at least such amount as will allow the reservation for issuance and issuance of (i) the full number of shares of Common Stock which the Company has contractually obligated itself to issue under agreements (including shares of Common Stock issuable upon conversion of the 1996 Series A Convertible Preferred Stock) in effect prior to the date hereof (the "AMENDMENT") and (ii) the number of shares of Common Stock the Company is required to reserve for issuance pursuant to Section 3(e) hereof upon conversion. In that regard, the Company shall present to its stockholders a proposal to approve the Amendment at its next annual meeting of stockholders or a special meeting of stockholders called for such purpose and shall prepare proxy materials with respect thereto which contain the recommendation of the Company's Board of Directors for the approval of the Amendment and which comply, in all material respects, with the proxy rules promulgated pursuant to the Exchange Act. Until the Amendment is effective and a sufficient number of shares of Common Stock are reserved for issuance upon the full conversion of the 1996 Series A Convertible Preferred, the Company shall not issue any shares of Common Stock upon the conversion of any shares of Series A Preferred Stock.

         i. [Intentionally Omitted]

         j. Legends. The Conversion Shares and Warrant Shares, and the certificates evidencing the same, shall at all times be free of legends (except as provided in Section 5 below), "STOCK TRANSFER RESTRICTIONS," or other restrictions, except for covenants of the Purchasers expressly set forth in this Agreement.

         k. Expenses. Except as otherwise provided in Section 5 of the Registration Rights Agreement, each party hereto shall be responsible for the payment of its own expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

         l. Transfer of Preferred Shares. The Company shall take all actions necessary to prevent transfers of shares of Preferred Shares unless the restrictions with respect to such transfers provided for in Section 2(a) hereof are fully complied with. Further, the Company shall not waive the requirements contained in Section 2(a) hereof under any circumstances.

         m. Redemption of Notes. The Company shall redeem the outstanding Notes within five (5) business days after the Closing.

         n. Additional Offers and Sales. The Company shall not offer or sell any securities in an offering which would result in an extension of the 40 restricted period under Regulation S under the Securities Act with respect to the Series B Preferred Stock to a date that is more than 61 days after the Closing Date.

5.       LEGENDS; SUBSEQUENT TRANSFERS.

         a. Resales of Securities by Purchasers. Each Purchaser acknowledges, covenants and agrees that the Securities may and will only be resold by it (a) in compliance with Regulation S; or (b) pursuant to an exemption from registration under the Securities Act other than Regulation S; or (c) pursuant to an effective and current registration statement under the Securities Act. Each Purchaser agrees that it shall not make any offers or sales of the Securities prior to the expiration of the Restricted Period to any U.S. person or for the account or benefit of any U.S. person and any such offers or sales prior to such expiration shall otherwise be made in compliance with the provisions of Regulation S. In connection with any sale or transfer of the Securities prior to the end of the Restricted Period, the Purchaser transferring such Securities will obtain and deliver to the Company a certificate of the prospective transferee confirming that: (i) the prospective transferee is not a U.S. person; (ii) the securities have been offered and sold or transferred to the prospective transferee outside the United States, and the prospective transferee has no present intention to reoffer or resell the Securities to a U.S. person or in the United States; (iii) prior to the end of the Restricted

Period, the prospective transferee will not offer to sell the Securities to a U.S. person or for the account or benefit of a U.S. person or in the United States; and (iv) if the prospective transferee effects any further transfer, offer or sale of the Securities prior to the end of the Restricted Period, such transfer, offer or sale shall comply with the terms of Regulation S and the prospective transferee will obtain and deliver to the Company a certificate of the subsequent transferee to the effect of clauses (i)-(iv) of this sentence.

         b. Legends.

            (i) The certificates representing the Preferred Shares, Warrants and any Conversion Shares and Warrant Shares issued during the Restricted Period, shall bear the following legend (the "REGULATION S LEGEND"):

            "The securities represented hereby have been issued pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the "1933 ACT"), and have not been registered under the 1933 Act. Such securities may not be transferred, offered or sold prior to the end of the forty (40) day period (the "RESTRICTED PERIOD") commencing on _______ __, 1996 unless such transfer, offer or sale is made in an "OFFSHORE TRANSACTION" and not to or for the account of or benefit of a "U.S. PERSON" (as such terms are defined in Regulation S) and is otherwise in accordance with the requirements of Regulation S. Following expiration of the Restricted Period, the securities represented hereby may not be offered, sold or otherwise transferred in the United States or to a U.S. Person unless the securities are registered under the 1933 Act and applicable state securities laws, or such offers, sales and transfers are made pursuant to an available exemption from the registration requirements of those laws."

            (ii) The certificates representing the Preferred Shares shall bear the following legend (in addition to the Regulation S Legend)(the "SERIES B LEGEND"):

            "The shares of the Corporation's 1996 Series B Convertible Preferred Stock represented by this certificate are subject to restrictions on convertibility as more fully set forth in the Certificate of Designations, Preferences and Rights with respect to such shares of 1996 Series B Convertible Preferred Stock."

         c. Removal of Legend Following the Expiration of the Restricted Period. Following the expiration of the Restricted Period, the Company will remove or will promptly instruct its transfer agent to remove the Regulation S Legend from the Preferred Shares and Warrants and, if applicable, from the Conversion Shares and Warrant Shares issued during the Restricted Period

(and will instruct its transfer agent to issue without the Legend, the Conversion Shares and Warrant Shares issuable upon any conversion or exercise occurring after the Restricted Period), if the Purchaser holding such Securities or any other person in whose name such certificates have been or are to be issued shall have delivered a certificate (a "REMOVAL CERTIFICATE") to the Company to the following effect:

            "The undersigned acknowledges that the securities to which this certificate relates have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and that offers, sales or other transfers of such securities must be made in compliance with Regulation S promulgated under the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from registration, and the undersigned certifies that the undersigned has not made, nor will the undersigned make or cause to be made, any offer, sale or other transfer of such securities in violation of the Securities Act, other applicable securities laws or the rules and regulations of the Securities and Exchange Commission."

         d. Removal of Legend in Connection with Bona Fide Pledge. Upon the submission by a Purchaser, at any time after the expiration of the Restricted Period, of a written request for legend removal for the purpose of a bona fide pledge or deposit of Preferred Shares with a margin account, together with the certificates for which the legend removal is being requested, the Company will reissue or will promptly instruct its transfer agent to reissue the certificates representing the Preferred Shares to be so pledged or deposited without the Regulation S Legend, and no Removal Certificate shall be required to be delivered in connection therewith.

         e. Irrevocable Instructions to Transfer Agent. The Company will issue to its transfer agent an irrevocable instruction letter to issue Common Stock upon conversion of the Preferred Shares (in accordance with the Certificate of Designation) and upon exercise of the Warrants upon receipt of a valid Notice of Conversion or Exercise Agreement from the Purchaser and the certificates representing the Preferred Shares or Warrants. So long as Section 5(c) above is complied with, the Conversion Shares and the Warrant Shares shall be issued free of the Regulation S Legend.

         f. Preservation of the Legend. Notwithstanding the provisions of this
Section 5, if with respect to the Company's receipt of a Removal Certificate from any person, prior to any removal of the Regulation S Legend, there shall have been after the date hereof any amendment to the Securities Act or Regulation S or any no action letter or interpretative release shall have been promulgated by the SEC after the date hereof which explicitly disallows the removal of the Regulation S Legend under the circumstances in which the request that it be removed is being made, then the Company shall have no obligation to remove or to instruct its transfer agent to remove the Regulation S Legend, unless the Company shall have received from the person requesting such removal a written letter of counsel to such person reasonably acceptable to the Company and its counsel confirming that the Regulation S Legend may be so removed or share certificates may be so issued without the Regulation S Legend without violation of the Securities Act. If the person requesting a removal of the Regulation S Legend is unable to supply the legal opinion referred to above, then the Company shall, upon demand of such person, be obligated to register the Common Stock for resale pursuant to the terms of the Registration Rights Agreement.

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell the Units to each of the Purchasers at Closing is subject to the satisfaction, at or before the date and time of such Closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                  (i) The Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

                  (ii) The Purchaser shall have delivered the Purchase Price in accordance with Section 1(b) above.

                  (iii) The representations and warranties of the Purchasers shall be true and correct in all material respects as of the date when made and as of the date and time of the Closing as though made at that time (except for representations and warranties that speak as of a specific date), and the Purchasers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to such Closing.

                  (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.       CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.

         The obligation of each of the Purchasers hereunder to purchase the Units at the closing is subject to the satisfaction, at or before the Closing of each of the following conditions, provided that these conditions are for the Purchasers' sole benefit and may be waived by a Purchaser at any time in its sole discretion:

                  (i) The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Purchaser.

                  (ii) The Certificate of Designation shall have been filed with the Secretary of State of the State of Delaware, and a copy thereof certified by the Secretary of State shall have been delivered to the Purchaser.

                  (iii) The Company shall have delivered duly executed certificates representing the Preferred Shares and Warrants being so purchased to the Purchaser in accordance with Section 1(b) above.

                  (iv) The Common Stock shall be authorized for quotation on the OTC Bulletin Board and trading in the Common Stock (or on the OTC Bulletin Board generally) shall not have been suspended by the SEC or the OTC Bulletin Board. (The Purchaser acknowledges that the Common Stock is authorized for quotation on the OTC Bulletin Board as of the date hereof.)

                  (v) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing. The Purchasers shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Purchasers.

                  (vi) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (vii) The Purchasers shall have received the officer's certificate described in Section 3(c) above, dated as of the Closing.

                  (viii) The Purchasers shall have received evidence that each of the holders of the Company's Series A Convertible Preferred Stock shall have
(i) consented to the creation of the Series B Preferred Stock and (ii) consented that the sole remedy of the holder of Series A Convertible Preferred Stock upon a Conversion Default shall be to execute upon, or receive the proceeds from the sale of, the Collateral.


8.       GOVERNING LAW; MISCELLANEOUS.

         a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in the County of Kent in the State of Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

         b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                           American BioMed, Inc.
                           10077 Grogran's Mill Road, Suite 100
                           The Woodlands, Texas 77380

         If to a Purchaser, to the address set forth immediately below such Purchaser's name on the Execution Pages.

         Each party shall provide notice to the other party of any change in address.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, each of the Purchasers may assign its rights hereunder to any of its "AFFILIATES," as that term is defined under the 1934 Act, without the consent of the Company. This provision shall not limit a Purchaser's right to transfer the Securities pursuant to the terms of the Certificate of Designation, Warrants and this Agreement or to assign its rights hereunder to any such transferee.

         h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i. Acknowledgment. Each of the Purchasers acknowledges and agrees that an affiliate (the "PURCHASING AFFILIATE") of the Placement Agent may subscribe for Securities pursuant hereto and that neither the Placement Agent nor any of its affiliates shall be under any obligation to advise the Purchasers or the Company of the activities of the Purchasing Affiliate with respect to such Securities following the Closing. Each of the Purchasers further acknowledges and agrees that the Purchasing Affiliate will act independently of the Placement Agent and may take action with respect to its investment in the Securities which may be inconsistent or contrary to any action or interest of the Placement Agent, the Company or the Purchasers. The acknowledgments set forth in the preceding sentences shall not act as a waiver of any obligation required by any law by which the Purchasing Affiliate is bound or any written agreement to which the Purchasing Affiliate is a party.

         j. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers. The Company agrees to indemnify and hold harmless each of the Purchasers and each of its officers, directors, employees, partners, agents and affiliates for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations set forth in Section 3 hereof, including advancement of expenses as they are incurred.

         k. Publicity. The Company and each of the Purchasers shall have the right to approve before issuance any press releases, SEC or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or SEC or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

         l. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         m. Termination. In the event that a closing shall not have occurred on or before ninety (90) days from the date hereof, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


AMERICAN BIOMED, INC.




    By: /s/ STEVEN B. RASH
       --------------------------------------
    Name:   Steven B. Rash
         ------------------------------------
    Title:  President & CEO
          -----------------------------------

PURCHASER:

         NAME: Wood Gundy London Ltd.

         SIGNATURE:
                   ------------------------------------

             By: /s/ Mark Gleeson
                ---------------------------------------
             Name: Mark Gleeson

             Title: Associate Director Bond Operations



         ADDRESS:
             Cotton Centre
             Cotton Lane
             London 5E 2QL
             England

         PLACE OF EXECUTION OF AGREEMENT:
                                         ------------------------



         IF PURCHASER IS NOT A NATURAL PERSON
         COUNTRY OF ORGANIZATION:
                                 --------------------------------

         ADDRESS TO WHICH SECURITIES SHOULD BE SENT (IF DIFFERENT FROM ABOVE ADDRESS):

             Cotton Centre
             Cotton Lane
             London 5E 2QC
             England


         AGGREGATE SUBSCRIPTION AMOUNT:


         Number of Units:                                         800

         Purchase Price:                                       $1,000

         Date: 28 Oct 96

PURCHASER:

         NAME: Shoham Investments Ltd.

         SIGNATURE:
                   ------------------------------------

             By: /s/ A. I. Gesundheit
                ---------------------------------------
             Name: A. I. Gesundheit

             Title: President



         ADDRESS:

             23 Hatayasim Street
             Jeruselem 92507 Israel

         PLACE OF EXECUTION OF AGREEMENT: Jeruselem, Israel




         IF PURCHASER IS NOT A NATURAL PERSON
         COUNTRY OF ORGANIZATION: Israel


         ADDRESS TO WHICH SECURITIES SHOULD BE SENT (IF DIFFERENT FROM ABOVE ADDRESS):

         c/o Reuben Taub
             245 Park Avenue
             New York, NY 10167
             Suite 9B


         AGGREGATE SUBSCRIPTION AMOUNT:


         Number of Units:                                         250

         Purchase Price:                                      $250,000

         Date: 10/30/96

PURCHASER:

         NAME: Otata Limited Partnership

         SIGNATURE:
                   ------------------------------------

             By: /s/ Rihal H. Gallagher
                ---------------------------------------
             Name: Rihal W. Gallagher

             Title: Authorized Signature



         ADDRESS:

         c/o Gallagher & Company Ltd.
             P.O. Box 1845 GT
             Grand Caymen, B.W.I.

         PLACE OF EXECUTION OF AGREEMENT: Grand Caymen, B.W.I.


         IF PURCHASER IS NOT A NATURAL PERSON
         COUNTRY OF ORGANIZATION: Grand Caymen, B.W.I.


         ADDRESS TO WHICH SECURITIES SHOULD BE SENT (IF DIFFERENT FROM ABOVE ADDRESS):


         Merrill Lynch International Ltd.
         Ropemaker Place
         25 Ropemaker Place
         London EC2Y9LY
         Attn: Maitane Fernandez de Mendiola


         AGGREGATE SUBSCRIPTION AMOUNT:


         Number of Units:                                         250

         Purchase Price:                                      $250,000

         Date: October 25, 1996

PURCHASER:

         NAME: Ailouros Ltd.

         SIGNATURE:
                   ------------------------------------

             By: /s/ MICHAEL KATZ
                ---------------------------------------
             Name: Michael Katz

             Title: Director



         ADDRESS:

             153c Fulham Road
             London U.K. SW3 GSN


         PLACE OF EXECUTION OF AGREEMENT: London, England




         IF PURCHASER IS NOT A NATURAL PERSON
         COUNTRY OF ORGANIZATION: Antigua


         ADDRESS TO WHICH SECURITIES SHOULD BE SENT (IF DIFFERENT FROM ABOVE ADDRESS):


         -------------------------
         -------------------------
         -------------------------


         AGGREGATE SUBSCRIPTION AMOUNT:


         Number of Units:                                        200

         Purchase Price:                                      $200,000 - US $

         Date: Oct. 28, 1996